SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                FORM 8-K/A No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                December 4, 2002
                Date of Report (Date of earliest event reported)

                              STAKE TECHNOLOGY LTD.
             (Exact name of registrant as specified in its charter)

CANADA                                   0-9989                   Not Applicable
(Jurisdiction of Incorporation)   (Commission File No.)            (IRS Employer
                                                                    I.D. Number)

                                 2838 Highway 7
                         Norval, Ontario L0P 1K0, Canada
                    (Address of Principle Executive Offices)

                                 (905) 455-1990
              (Registrant's telephone number, including area code)

Item 7 (a) and (b) Financials Statements is amended in its entirety as follows:

Item 7. Financial Statements and Exhibits

      (a) Financial statements of Opta Food Ingredients, Inc. ("Opta"), the business being acquired, for the year ended December 31, 2001 and the nine months ended September 30, 2002 are incorporated herein by reference to Opta's Form 10-K for the year ended December, 2001 and Opta's Form 10-Q for the nine months ended September 30, 2002, respectively, copies of which are attached hereto.

      (b)   Pro Forma Consolidated Financial Statements

      We have presented below unaudited pro forma financial information that reflects the purchase method of accounting. We have included this information to give you a better picture of what the combined results of operations and financial position of Stake Technology Ltd. (the "Company") and Opta might have been had the transaction occurred on an earlier date. The following unaudited pro forma consolidated financial statements give effect to the acquisition by the Company of 100% of the common shares of Opta to be accounted for by the purchase method, as follows:

      1. the unaudited pro forma consolidated balance sheet as at September 30, 2002 gives effect to the acquisition as if it had occurred on that date;

      2. the unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 gives effect to the acquisition as if it had occurred on January 1, 2001.

      We are providing this information for illustrative purposes only. It does not necessarily reflect what the results of operations or financial position of the combined companies would have been if the transaction had actually occurred on the dates above. The pro-forma adjustments are based on preliminary estimates, available information and certain assumptions that may be revised as additional information becomes available. Since Stake and Opta were not under common control or management for all periods, historical combined results may not be comparable to, or indicative of future performance.

      This information does not reflect (1) the effect of any operating income improvements that we may achieve by combining our companies, and (2) costs associated with the combining of our companies that we cannot presently estimate.

Stake Technology Ltd.
Unaudited Pro Forma Consolidated Balance Sheet
As at September 30, 2002
In thousands of U.S. dollars

                                                  Stake       Opta Food         Pro Forma        Pro Forma
                                         Technology Ltd    Ingredients,       Adjustments
                                                                   Inc.
Assets                                                $               $                 $                $
                                                                              (see note 2)
Cash and cash equivalents                         6,808           8,466            (6,543)           8,731
Accounts receivable - trade                      13,827           3,717                --           17,544
Current portion of note receivable                1,362              --                --            1,362
Inventories                                      13,958           5,690                --           19,648
Other receivables and prepaid expenses            1,299             361               (43)           1,617
Future income taxes                               1,462              --                --            1,462
                                         -----------------------------------------------------------------
                                                 38,716          18,234            (6,586)          50,364

Property, plant and equipment, net               31,108          21,549           (21,549)          31,108
Assets held for sale                                 --              --             5,020            5,020
Goodwill and intangibles, net                    11,943           1,475            (1,475)          11,943
Future income taxes                                  --              --            10,048           10,048
Other assets                                      1,227           1,176              (147)           2,256
                                         -----------------------------------------------------------------
                                                 82,994          42,434           (14,689)         110,739
                                         -----------------------------------------------------------------

Liabilities

Bank indebtedness                                 1,464              --                --            1,464
Accounts payable and accrued liabilities         13,895           2,506             1,400           17,801
Other current liabilities                            --              --             1,871            1,871
Current portion of long-term debt                 2,279           1,782            15,186           19,247
Current portion of long-term payables               412              --                --              412
                                         -----------------------------------------------------------------
                                                 18,050           4,288            18,457           40,795

Long-term debt                                   13,117              --             4,684           17,801
Long-term payables                                1,470              --                --            1,470
Future income taxes                               1,790              --                --            1,790
                                                 34,427           4,288            23,141           61,856

Shareholders' Equity

Capital stock                                    37,680             113              (113)          37,680
Contributed surplus                               2,914          78,855           (78,539)           3,230
Retained earnings                                 6,963         (40,720)           40,720            6,963
Currency translation adjustment                   1,010            (102)              102            1,010
                                         -----------------------------------------------------------------
                                                 48,567          38,146           (37,830)          48,883
                                         -----------------------------------------------------------------
                                                 82,994          42,434           (14,689)         110,739
                                         -----------------------------------------------------------------

Stake Technology Ltd.
Unaudited Pro Forma Consolidated Statements of Operations
For the nine months ended September 30, 2002
In thousands of U.S. dollars, except per share amounts

                                         Stake Technology         Opta Food               Pro Forma                   Pro Forma
                                                Ltd.          Ingredients, Inc.          Adjustments
                                                        $                     $                    $                          $
Revenues                                           87,605                21,087                   --                    108,692
Cost of goods sold                                 73,600                15,637               (1,916)(3a)                87,321
                                         --------------------------------------------------------------------------------------
Gross profit                                       14,005                 5,450                1,916                     21,371
Selling, general and                                                                                                          `
administrative expenses                             9,416                 3,481                 (225)(3a)                12,672
Research and development                               --                 1,302                   --                      1,302
                                         --------------------------------------------------------------------------------------
Earnings before the following                       4,589                   667                2,141                      7,397

Interest expense                                   (1,028)                 (104)                (878)(3b)                (2,010)
Interest and other income                             233                   126                   --                        359
Foreign exchange gain                                 140                    --                   --                        140
                                         --------------------------------------------------------------------------------------
Earnings before income taxes                        3,934                   689                1,263                      5,886

Provision for income taxes                            680                    --                  742(3c)                  1,422
                                         --------------------------------------------------------------------------------------
Net earnings for the period                         3,254                   689                  521                      4,464
                                         --------------------------------------------------------------------------------------

Earning per share - Basic                            0.08                                                                  0.11
                  - Diluted                          0.07                                                                  0.10

Stake Technology Ltd.
Unaudited Pro Forma Consolidated Statements of Operations
For the year ended December 31, 2001
In thousands of U.S. dollars, except per share amounts

                                         Stake Technology         Opta Food               Pro Forma                   Pro Forma
                                                Ltd.          Ingredients, Inc.          Adjustments
                                                        $                     $                    $                          $
Revenues                                           89,822                25,027                   --                    114,849
Cost of goods sold                                 77,450                20,511               (2,725)(3a)                95,236
                                         --------------------------------------------------------------------------------------
Gross profit                                       12,372                 4,516                2,725                     19,613
Selling, general and administrative
expenses                                           10,667                 4,926                 (300)(3a)                15,293
Research and development                              475                 2,788                   --                      3,263
Restructuring                                          --                   161                   --                        161
                                         --------------------------------------------------------------------------------------
Earnings (loss) before the following                1,230                (3,359)               3,025                        896

Interest expense                                   (1,939)                 (173)              (1,171)(3b)                (3,283)
Interest and other income                             520                   399                   --                        919
Foreign exchange gain                                 355                    85                   --                        440
                                         --------------------------------------------------------------------------------------
Earnings (loss) before income taxes                   166                (3,048)               1,854                     (1,028)

Provision for (recovery of) income                    146                    --                 (454)(3c)                  (308)
taxes
                                         --------------------------------------------------------------------------------------
Net earnings (loss) for the period                     20                (3,048)               2,308                       (720)
                                         --------------------------------------------------------------------------------------

Earnings per share - Basic                           0.00                                                                 (0.02)
                                                     0.00

Stake Technology Ltd.
Notes to Unaduited Pro Forma Consolidated Financial Statements
In thousands of U.S. dollars

1.    Basis of Presentation

These unaudited pro forma consolidated financial statements give effect to the acquisition by the Company of 100% of the outstanding common shares of Opta.

These unaudited pro forma financial statements have been prepared by management in accordance with generally accepted accounting principles in Canada and the pro forma assumptions described below. In management's opinion, these pro forma financial statements reflect all adjustments necessary to present fairly the pro forma financial position and results of operations for such periods. There are no significant differences between Canadian and U.S. GAAP in the preparation of these pro forma financial statements.

The acquisition of the common shares of Opta by the Company has been accounted for by the purchase method, which requires that the cost of the investment in Opta be allocated to the underlying assets and liabilities of Opta based on their fair values at the date of acquisition. The allocation of the purchase cost to the assets and liabilities of Opta reflected in these pro forma financial statements is based on preliminary estimates, available information and management judgment and may be revised as additional information becomes available.

2.    Unaudited Pro Forma Consolidated Balance Sheet at September 30, 2002

To record the consolidation of Opta and elimination of the Company's investment in Opta we have estimated the fair value of Opta's assets as of the balance sheet date. The allocation price reflects valuation assessments of real estate anticipated to be sold and the recording of Opta's previously unrecorded tax loss carry forwards, the recoverability of which has been determined to be more likely than not. Management has estimated that Opta's carrying value of substantially all other assets and liabilities approximates their fair value.

The preliminary allocation of the purchase price is as follows:

                                                                           $
      Net working capital                                             15,685
      Assets held for sale                                             5,020
      Other assets                                                     1,029
      Future income tax                                               10,048
      Long-term debt                                                  (1,782)
      Integration costs                                               (1,400)
                                                                      ------
                                                                      28,600
                                                                      ------

      Purchase price is comprised of:
      Cash                                                             6,543
      Debt (tender Facility)                                          15,186
      Due to Opta shareholders (7% @ 2.50)                             1,871
      Convertible Debenture and share purchase warrants                5,000
                                                                      ------
                                                                      28,600
                                                                      ------

3.    Unaudited Pro Forma Consolidated Statements of Operations

The unaudited pro forma consolidated statements of operations for the periods ended September 30, 2002 and December 31, 2001 give effect to the following:

            (a) Reduction of depreciation and amortization due to the write down of property, plant and equipment and elimination of goodwill and intangibles, resulting from the purchase price allocation and fair value adjustments

            (b) Interest expense associated with the tender facility at 3.42%, assuming the balance is outstanding for the period, interest expense on the convertible debenture at 5.5% plus accretion on the discount on the convertible debenture relating to the share purchase warrants and rights and higher net interest expense assumed at a rate of 3%, due to the use of cash in the acquisition of Opta.

            (c) Tax provision calculated on the combined earnings (loss) before tax of Opta and the related pro-forma adjustments at a rate of 38%.

4.    Earnings (Loss) per share

The pro forma earnings (loss) per share is based on the historic weighted average number of common shares of 41,402,000 for the nine months ended September 30, 2002 and 32,456,000 for the year ended December 31, 2001.

The pro forma diluted earning (loss) per share is based on the historic weighted average number of common shares of 46,854,000 for the nine months ended September 30, 2002.

      (c)   Exhibits:

            Exhibit No.  Description
            -----------  -----------

            2.1 Agreement and Plan of Merger dated as of October 25, 2002 among Opta Food Ingredients Inc., Stake Technology Ltd. and Stake Acquisition Corp. (incorporated by reference to Exhibit (d)(1) to Purchaser's and the Company's Schedule TO filed on November 4, 2002).

            99.1 Press Release of Stake Technology Ltd. December 4, 2002 (incorporated by reference to Exhibit (a)(7)(i) to Purhcaser's and the Company's Amendment No. 1 to Schedule TO filed on December 4, 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

February 13, 2003                       STAKE TECHNOLOGY LTD.


                                        By: "Steven R. Bromley"
                                            ------------------------------------
                                               Steven R. Bromley
                                               Executive Vice President and
                                               Chief Financial Officer